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                                                                    EXHIBIT 23.2

                        CONSENT OF PRICE WATERHOUSE LLP
                            INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Prospectus of the Registration Statements on Form S-8 (No. 33-14531, No. 33-29798, No. 33-31299, No. 33-36673, No. 33-41719, No. 33-48395, No. 33-54483, No. 33-64998,
No. 33-65440, No. 33-66704, No. 33-67276 and No. 33-68336) of Novell, Inc. of
our report dated March 22, 1994 appearing on page 17 of this Form 10-K.

                                          /S/ PRICE WATERHOUSE LLP

Salt Lake City, Utah
January 23, 1996

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